UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 4, 2008

Commission File Number	Exact Name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.                              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Illinois Power Company

On April 8, 2008, Illinois Power Company, d/b/a AmerenIP (“IP”), a subsidiary of Ameren Corporation, issued and sold $337,000,000 principal amount of its 6.25% Senior Secured Notes due 2018 (the “IP Notes”) with registration rights in a private placement transaction.  The IP Notes were issued under IP’s Indenture dated as of June 1, 2006 between IP and The Bank of New York Trust Company, N.A., as trustee (the “IP Indenture”).  The IP Notes will mature on April 1, 2018.  IP will pay interest on the IP Notes on April 1 and October 1 of each year.  The first such payment will be made on October 1, 2008.  IP may at any time and from time to time redeem all or a portion of the IP Notes at a make-whole redemption price.  IP will use the net proceeds from the sale of the IP Notes, together with other available funds, to redeem prior to maturity the following series of its pollution control revenue refunding bonds: (1) $150,000,000 aggregate principal amount of 1997 Series A, Series B and Series C due April 1, 2032 at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the redemption date, (2) $111,770,000 aggregate principal amount of Series 2001 (Non-AMT) due November 1, 2028 at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the redemption date and (3) $75,000,000 aggregate principal amount of Series 2001 (AMT) due March 1, 2017 at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the redemption date.  IP issued a press release with respect to the issuance of the IP Notes on April 4, 2008, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

The IP Notes will be secured by a related series of IP’s mortgage bonds issued and delivered by IP to the trustee under the General Mortgage Indenture and Deed of Trust dated as of November 1, 1992, as supplemented by the Supplemental Indenture dated as of April 1, 2008 between IP and The Bank of New York Trust Company, N.A. (formerly BNY Midwest Trust Company, successor to Harris Trust and Savings Bank), as mortgage trustee (the “IP Mortgage”).  Accordingly, the IP Notes will be secured ratably with IP’s mortgage bonds in the collateral pledged to secure such bonds.

The IP Indenture contains default provisions relating to failure to make required payments on any senior secured debt securities of IP when due and payable (including the IP Notes), default in the performance or breach of any other covenants of IP for 60 days after notice, certain events in bankruptcy, insolvency or reorganization and the occurrence of a default under the IP Mortgage.  The IP Mortgage contains default provisions relating to failure to make required payments on any outstanding mortgage bonds, default in the performance of other covenants for 60 days after notice and certain events in reorganization, bankruptcy, insolvency or receivership.

If an event of default under the IP Indenture occurs and is continuing, the trustee under the IP Indenture, or the holders of 33% of the outstanding senior secured debt securities of IP (including the IP Notes), may declare the principal and interest on such senior secured debt securities due and payable immediately.  Upon such acceleration, the mortgage bonds securing the IP Notes and any other mortgage bonds securing senior secured debt securities of IP will be immediately redeemable upon demand of the trustee, and surrender thereof to the mortgage trustee, at a redemption price of 100% of the principal amount thereof, together with interest to the redemption date.

IP has agreed to file an exchange offer registration statement and/or, under certain circumstances, a shelf registration statement pursuant to a registration rights agreement with the initial purchasers of the IP Notes.  If IP fails to comply with certain obligations under the registration rights agreement, it will be required to pay additional interest at the rate of 0.25% per year on the IP Notes for the period of non-compliance (plus an additional 0.25% per year from and during any period in which such non-compliance continues for more than 90 days, up to a maximum rate of 0.50% per year).

Item 8.01.                              Other Events.

Union Electric Company

On April 8, 2008, Union Electric Company, d/b/a AmerenUE (“UE”), a subsidiary of Ameren Corporation, issued and sold $250,000,000 principal amount of its 6.00% Senior Secured Notes due 2018 (the “UE Notes”), pursuant to a Registration Statement on Form S-3 (Nos. 333-128517 and 333-128517-01), which was declared effective on October 20, 2005, and a Prospectus Supplement dated April 1, 2008 to a Prospectus dated October 20, 2005.  UE will use the net proceeds from the sale of the UE Notes to repay a portion of short-term debt and to redeem prior to maturity the following series of its environmental improvement revenue refunding bonds: (1) $42,585,000 aggregate principal amount of 1991 Series due 2020 at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the redemption date, (2) $63,500,000 aggregate principal amount of 2000 Series A due 2035 at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the redemption date, (3) $63,000,000 aggregate principal amount of 2000 Series B due 2035 at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the redemption date and (4) $60,000,000 aggregate principal amount of 2000 Series C due 2035 at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the redemption date.  UE is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with that offering.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

*1.1	Underwriting Agreement, dated April 1, 2008 between UE and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters.

**4.1	Indenture dated as of August 15, 2002, between UE and The Bank of New York, as Trustee, relating to the UE Notes (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.39).

**4.2

Indenture dated as of June 1, 2006, between IP and The Bank of New York Trust Company, N.A., as trustee, relating to the IP Notes (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.101).

*4.3	Company Order establishing the UE Notes.

*4.4	Company Order establishing the IP Notes, including forms of global and definitive notes.

*4.5	UE Global Note.

**4.6	Indenture of Mortgage and Deed of Trust dated June 15, 1937, from UE to The Bank of New York (successor trustee to Bank of America, National Association,

formerly Boatmen’s Trust Company), as trustee (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.3).

*4.7

Supplemental Indenture dated April 1, 2008 by and between UE and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series LL securing the UE Notes.

**4.8

General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between IP and The Bank of New York Trust Company, N.A. (formerly BNY Midwest Trust Company, successor to Harris Trust and Savings Bank), as trustee (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.88).

*4.9

Supplemental Indenture dated as of April 1, 2008 by and between IP and The Bank of New York Trust Company, N.A. (formerly BNY Midwest Trust Company), as trustee, relating to the Mortgage Bonds, Senior Notes Series CC securing the IP Notes.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of UE, regarding the legality of the UE Notes issued by UE (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the UE Notes issued by UE (including consent).

*99.1	Press release of IP dated April 4, 2008.

This combined Current Report on Form 8-K is being filed separately by Ameren Corporation, UE and IP (each, a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

*                                         Filed herewith.

**                                  Incorporated by reference as indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

	By	/s/ Jerre E. Birdsong

Name:

Jerre E. Birdsong

	Title:	Vice President and Treasurer

UNION ELECTRIC COMPANY
(Registrant)

	By	/s/ Jerre E. Birdsong

Name:

Jerre E. Birdsong

	Title:	Vice President and Treasurer

ILLINOIS POWER COMPANY
(Registrant)

	By	/s/ Jerre E. Birdsong

Name:

Jerre E. Birdsong

	Title:	Vice President and Treasurer

Date: April 8, 2008

Exhibit Index

Exhibit No.	Description

*1.1	Underwriting Agreement, dated April 1, 2008 between UE and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters.

**4.1	Indenture dated as of August 15, 2002, between UE and The Bank of New York, as Trustee, relating to the UE Notes (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.39).

**4.2

Indenture dated as of June 1, 2006, between IP and The Bank of New York Trust Company, N.A., as trustee, relating to the IP Notes (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.101).

*4.3	Company Order establishing the UE Notes.

*4.4	Company Order establishing the IP Notes, including forms of global and definitive notes.

*4.5	UE Global Note.

**4.6

Indenture of Mortgage and Deed of Trust dated June 15, 1937, from UE to The Bank of New York (successor trustee to Bank of America, National Association, formerly Boatmen’s Trust Company), as trustee (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.3).

*4.7

Supplemental Indenture dated April 1, 2008 by and between UE and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series LL securing the UE Notes.

**4.8

General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between IP and The Bank of New York Trust Company, N.A. (formerly BNY Midwest Trust Company, successor to Harris Trust and Savings Bank), as trustee (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.88).

*4.9

Supplemental Indenture dated as of April 1, 2008 by and between IP and The Bank of New York Trust Company, N.A. (formerly BNY Midwest Trust Company), as trustee, relating to the Mortgage Bonds, Senior Notes Series CC securing the IP Notes.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of UE, regarding the legality of the UE Notes issued by UE (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the UE Notes issued by UE (including consent).

*99.1	Press release of IP dated April 4, 2008.

*                                   Filed herewith.

**                            Incorporated by reference herein as indicated.